UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2007


                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

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            Delaware                  000-27969                94-3180138
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 (State or other jurisdiction  (Commission File Number)       (IRS Employer
       of incorporation)                                    Identification No.)

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                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 467-1900


                                 Not Applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02    Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         (d) Anne DeGheest was elected to the Board of Directors of Immersion Corporation, a Delaware corporation ("Immersion"), effective as of March 1, 2007. Ms. DeGheest was also elected to the Nominating and Corporate Governance committee of Immersion's Board of Directors (the "Board"). Additionally, the Board determined that Ms. DeGheest is to serve as a Class I director, and she will stand for election at Immersion's 2009 annual meeting of stockholders.

         Ms. DeGheest has served as founder and a principal of MedStars, an investment and executive management firm since August 1986. In November 1998, Ms. DeGheest founded and served as president and chief executive officer of medpool.com, Inc., an e-commerce hospital procurement company until September 2002 when medpool.com's assets were sold to BoldFish. From March through November 1998, Ms. DeGheest was an entrepreneur in residence at Institutional Venture Partners, a venture capital firm. From September 1979 through March 1997, Ms. DeGheest served in various sales and marketing roles at OmniCell Technologies, Nellcor and Raychem. Ms. DeGheest holds an M.S. in general engineering and business from the University of Brussels, Belgium and an M.B.A. from Harvard University.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
             Year

         (a) On February 28, 2007, the Board of Directors of Immersion adopted resolutions pursuant to Section 2.1 of Immersion's Bylaws to fix the authorized number of directors at seven (7). Immersion's Bylaws, as amended, are filed as
Exhibit 3.1 to Immersion's Annual Report on Form 10-K filed with the Commission on March 28, 2003, which is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

         (d) Exhibits.

  Exhibit No.                         Description
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     99.1      Press Release dated March 5, 2007 announcing the election of
               Anne DeGheest to the Board of Directors of Immersion Corporation.





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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             IMMERSION CORPORATION


Date:  March 5, 2007         By:  /s/ Stephen M. Ambler
                                 ---------------------------------------------
                                   Stephen M. Ambler
                                   Chief Financial Officer and Vice President,
                                   Finance


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                                  EXHIBIT INDEX
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  Exhibit No.                         Description
  -----------                         -----------

     99.1      Press Release dated March 5, 2007 announcing the election of
               Anne DeGheest to the Board of Directors of Immersion Corporation.